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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               January 9, 2007

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


            NEW YORK                 001-06152               13-2614959
            --------                 ---------               ----------
   (State or other jurisdiction    (Commission            (I.R.S. employer
       of incorporation)            file number)       identification number)


         One Wall Street, New York, NY                          10286
         -----------------------------                          -----
    (Address of principal executive offices)                  (Zip code)


                                    212-495-1784
                                    ------------
                           (Registrant's telephone number,
                                   including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 9, 2007, the Board of Directors of The Bank of New York Company, Inc. (the "Company") approved (a) a Service Agreement for Thomas A. Renyi, Chairman and Chief Executive Officer of the Company, who will serve for 18 months as Executive Chairman following the closing of the Company's previously announced merger with Mellon Financial Corporation, and (b) grants of options on 700,000 shares of the Company's common stock for Thomas A. Renyi, Chairman and Chief Executive Officer, and on 500,000 shares of the Company's common stock for Gerald L. Hassell, President, in each case conditioned on the closing of the merger.

The option grants, which are in recognition of the key roles Messrs. Renyi and Hassell played in facilitating the merger and are expected to play in the integration, will be made immediately before the closing, will have an exercise price equal to the last closing price on the New York Stock Exchange before the Effective Time of the merger, and will expire 10 years thereafter. In Mr. Renyi's case, they will vest 18 months after the closing, or sooner if
(i) the Board of Directors terminates his employment without cause, (ii) he leaves with the consent of the Board or (iii) he dies or becomes permanently disabled. In Mr. Hassell's case, one-third of the options will vest on the first anniversary of the closing and the remainder will vest in pro rata monthly installments over the following two years, or sooner if (x) the Board terminates his employment without cause, (y) he leaves with the consent of the Board or (z) he dies or becomes permanently disabled. The options will be forfeited, in Mr. Renyi's case, if he terminates his employment within 18 months of the closing without the consent of the Board and, in Mr. Hassell's case, if he terminates his employment within three years of the closing without the consent of the Board. In the case of both executives, the options will be forfeited upon involuntary termination of employment for cause.

Under Mr. Renyi's Service Agreement, he will continue to receive his current compensation and benefits until his retirement. Upon his retirement, either after 18 months, or earlier with the consent of the Board, he will be entitled, until age 80, to secretarial support and the use of a car and driver and of an office. If the merger is not completed by December 31, 2007, the Agreement will be terminated.


Forward-Looking Statements


The information presented above may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company's current beliefs and expectations and are subject to significant risks and uncertainties. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of The Bank of New York Company, Inc. and Mellon Financial Corporation may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected;
(2) the combined company may

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not realize, to the extent or at the time expected, revenue synergies and cost savings from the transaction; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons;
(4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; and
(5) governmental or shareholder approvals of the transaction may not be obtained on the proposed terms or expected timeframe or at all. Additional factors that could cause The Bank of New York Company, Inc.'s and Mellon Financial Corporation's results to differ materially from those described in the forward-looking statements can be found in The Bank of New York Company, Inc.'s and Mellon Financial Corporation's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission.


Additional Information About this Transaction


The proposed transaction between The Bank of New York Company, Inc. and Mellon Financial Corporation will be submitted to The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction between The Bank of New York Company, Inc. and Mellon Financial Corporation because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about The Bank of New York Company, Inc. and Mellon Financial Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus will also be available, without charge, from The Bank of New York Company, Inc., Investor Relations, One Wall Street, 31st Floor, New York, New York 10286 (212-635-1578) or from Mellon Financial Corporation, Secretary of Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258-0001 (800-205-7699).

Directors and executive officers of The Bank of New York Company, Inc. and Mellon Financial Corporation and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of The Bank of New York Company, Inc. and/or Mellon Financial Corporation in respect of the proposed transaction. Information about the directors and executive officers of The Bank of New York Company, Inc. is set forth in the proxy statement for The Bank of New York Company, Inc.'s annual meeting of shareholders, as filed with the SEC on March 24, 2006. Information about the directors and executive officers of Mellon Financial Corporation is set forth in the proxy statement for Mellon Financial Corporation's 2006 annual meeting of shareholders, as filed with the SEC on March 15, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.




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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 16, 2007

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Bart R. Schwartz
                                         ------------------------
                                         Name:   Bart R. Schwartz
                                         Title:  Corporate Secretary